UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

New Era Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Natural resources stocks rallied in the first few months of the year before succumbing to a variety of negative impacts in June, including concerns about Chinese demand, Greece’s debt woes, and a strong U.S. dollar. In the energy sector, resilient U.S. liquids production and growing OPEC output, particularly from Saudi Arabia and Iraq, were particularly challenging. Beginning in early May, energy shares were hit hard as Brent crude oil prices plummeted from approximately $71 per barrel to around $62 per barrel at the end of June. It was a challenging environment, to be sure, and the New Era Fund was not immune to the general downdraft.

As shown in the Performance Comparison table, your fund returned -3.31% for the six-month reporting period ended June 30, 2015. The fund trailed the broad-market S&P 500 Index by a wide margin and modestly lagged the Lipper Global Natural Resources Funds Index, which measures the performance of similarly managed funds. Although disappointing, our underperformance versus the S&P 500 Index—a measure of the performance of large-cap U.S. stocks across a broad swath of market sectors and industries—is not surprising given the challenging environment over the past six months for more concentrated natural resources strategies such as ours. Our decisions to overweight and underweight underlying industries boosted performance versus our Lipper benchmark, led by overweights to construction materials and multi-utilities. Stock selection detracted from relative results, due in part to our refining and oil services stocks.

MARKET ENVIRONMENT

Given that half of our fund is allocated to energy, we believe that oil fundamentals have a meaningful impact on the investment fortunes of your portfolio. As a result, we want to spend some time discussing the recent environment for this key commodity. Other than the global financial crisis of 2008–2009, oil experienced a nearly unabated upturn for 10 to 15 years after prices bottomed at approximately $10 per barrel in late 1998. In the meantime, much has changed for oil’s global supply/demand equation. In fact, we believe that oil and the rest of the commodity complex began a long downturn in 2011 and that oil fundamentals and market prices are suffering a fate similar to that experienced in the 1980s.

In the late 1970s and early 1980s, the oil supply picture changed when production began at several offshore sources outside OPEC’s sphere of influence, including the North Sea in the UK/Norway, Cantarell in Mexico, and Prudhoe Bay in Alaska. Today’s analogs include the Bakken shale formation in North Dakota, the Eagle Ford formation in South Texas, and the Permian Basin in West Texas/New Mexico. While these basins by themselves do not account for a large portion of total global oil production, they make up a significant amount of incremental global supply on an annual basis and have done so since 2011. In fact, the overall impact is so significant that the United States now rivals Saudi Arabia and Russia for the top spot in total global oil/liquids production.

Furthermore, we believe that we are still in the very early stages of North American shale development, as evidenced by recovery rates that are still low relative to conventional reservoirs. While the oil industry has hydro-fracked, a process in which fluid is injected at high pressure to extract oil and natural gas from underground rock formations, and drilled horizontal wells for decades, the learning curve has accelerated steeply. We conclude that although shale wells may never approach the recovery rates of conventional reservoirs, they certainly will close the gap.

The “Shale Era” in oil, as we know it, arguably dates back only to 2006, when EOG Resources drilled the first modern horizontal well in Mountrail County, North Dakota. Since then, productivity, measured by gross barrels produced per rig, has improved at an exceptional rate.

Given the still relatively immature nature of the horizontal shale concept and these productivity trends, we believe that U.S. oil production will continue to surprise industry and investment participants. As a result, the oil cost curve will continue to deflate, and we will be in a chronic oversupply condition for a lengthy period. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the 1980s, oil prices fell from $40 per barrel to $10 per barrel in only six years, and they didn’t stage a meaningful recovery until the 2000s. During those two decades, the cost to find, drill, and produce wells declined over 50%. We believe that today’s shale-driven oversupply is likely to clip the cost curve in a similar fashion to the aforementioned non-OPEC offshore developments of that previous era.

While the long-term environment for oil appears challenging, near-term fundamentals are sloppy, at best. The combination of output from Saudi Arabia, Iran, Iraq, and the U.S. have raised expectations for global supply growth for 2015 and 2016. Oil inventories are running high, though this is likely to be offset by a pickup in seasonal demand in the second half of 2015. U.S. demand, in particular, is running higher than expected thus far in 2015. Some moderation in U.S. oil production may also provide some near-term support. However, we think these bullish offsets are transitional, with 2016 looking particularly difficult fundamentally as Iran’s production comes back online and U.S. oil production resumes growth due to the productivity gains that we discussed above.

PORTFOLIO REVIEW AND POSITIONING

Oil-related stocks reacted favorably to the bottoming in oil prices in the early part of 2015. As mentioned previously, however, they eventually retreated again in the face of slowing economic growth in China, Greek debt troubles, and robust production in Saudi Arabia and Iraq.

Overall, we have a structurally defensive posture with a focus on strong balance sheets and low costs. Low-cost Permian Basin exploration and production companies Concho Resources, Rosetta Resources (acquired by Noble Energy during the period), Matador Resources, and Diamondback Energy were among the fund’s top 10 contributors in the first half of 2015. This performance was modestly offset within exploration and production by weakness in Pioneer Natural Resources, another Permian producer that has been a long-term winner for our fund. We added to our position in Occidental Petroleum, which is one of the largest acreage holders in the Permian Basin. Construction materials companies, including Vulcan Materials and Martin Marietta Materials, also were among the top contributors for the period as U.S. construction markets continued to improve.

Our underweight position in metals and mining contributed positively to performance versus the Lipper benchmark in the first half of 2015. However, weakness in diamond miner Petra Diamonds and coal/natural gas producer CONSOL Energy weighed on performance. Overall, metals and mining equities continue to be pressured by weak Chinese demand, the overhang of previous investment, and the strong U.S. dollar.

In 2014, we elected to lessen our U.S. refining exposure given our view that wide differentials between U.S. oil indexes and the global market were behind us. While this has continued to be the case for much of 2015, U.S. refiners are benefiting from strong domestic gasoline demand at low prices. Marathon Petroleum was a bright spot for us in this industry, but our underweight position relative to peers has hurt results.

Utilities stocks generated mixed performance in your fund in the period, but we continue to view these equities favorably relative to their commodity-producing peers. We are overweight utilities in the fund and expect this to be the case for a considerable period. We do not see inflation as a medium-term threat given the high debt loads of Western economies, and we expect long-term interest rates to remain relatively low despite the likelihood of higher short-term rates as the Federal Reserve begins to normalize its rate policy in the latter half of 2015. As a result, valuations still look attractive for certain utilities, particularly when compared with other yield-oriented investment options. Furthermore, we expect some utilities to benefit from low natural gas prices or “trapped gas” resulting from a shortage of infrastructure. NiSource, which recently spun off its midstream assets into Columbia Pipeline, was one such stock that contributed favorably to performance in the first half of 2015. We initiated a position in Atmos Energy, a Texas natural gas utility that also plays on this theme.

Finally, while only a modest six-month positive contributor, the specialty chemicals area remains our favored way to play an improving U.S. consumer environment and falling input costs due to low oil prices. Paint manufacturer Sherwin-Williams; coatings and lubricant producer Ashland; and Celanese, which makes adhesives and emulsions for a variety of end markets, were among the fund’s strongest performers for the six-month period. Specialty chemicals are our largest overweight position relative to our benchmark given our expectations for ongoing weakness in global commodities and energy prices, and we are continuing to look for opportunities in the industry.

OUTLOOK

As we have written in previous shareholder letters, we believe that we are in the initial years of a secular downcycle in commodities. U.S. oil prices are now down over 50% from their peak a few years ago, and U.S. natural gas prices have fallen by almost 80% since 2008. Although cheaper energy benefits U.S. consumers’ budgets and energy-intensive manufacturers, it challenges the stocks of energy producers and, particularly, energy service companies. Falling oil prices have also punished energy-exporting economies in the developing world and affected the U.S. high yield bond market, approximately 20% of which is composed of energy companies. Lackluster economic growth outside the U.S., particularly in China, and a stronger U.S. dollar spell continued trouble for a wide range of commodities, including industrial metals and energy.

How low can energy prices go? Most of the factors that contributed to the steep fall in oil prices since the latter half of 2014 remain in place: tepid global economic growth, a strong U.S. dollar, growing North American shale oil production, and OPEC’s desire to maintain market share in the face of rising non-OPEC production. As discussed, we believe that these factors will ultimately prove to be structural rather than cyclical, resulting in long-term deflation to the cost curve that may feel permanent to many market participants. Our forecast is that long-term oil prices will average below, perhaps meaningfully so, most market participants’ expectations and the current oil futures curve.

Regardless of the challenging environment, we remain committed to our bottom-up stock selection process and our philosophy of buying and holding a diverse selection of fundamentally sound natural resources companies with solid balance sheets and talented management. Despite the potential for near-term challenges, we believe the market will reward our consistent, disciplined investment approach over the long term.

Respectfully submitted,

Shawn Driscoll
Portfolio manager and chairman of the fund’s Investment Advisory Committee

July 17, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/15
Pioneer Natural Resources	3.2%
Concho Resources	3.0
Occidental Petroleum	2.6
Cimarex Energy	2.6
EQT	2.3
Airgas	2.3
NiSource	2.2
Halliburton	2.2
Total	2.2
Anadarko Petroleum	2.1
ExxonMobil	2.0
RPM	1.9
EOG Resources	1.7
Flowserve	1.7
Hess	1.7
Apache	1.6
Range Resources	1.6
Canadian Natural Resources	1.5
Vulcan Materials	1.5
Continental Resources	1.5
Potash Corporation of Saskatchewan	1.4
Southern Copper	1.4
Diamondback Energy	1.1
Petra Diamonds	1.1
Victrex	1.1
Total	47.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 34.45	$ 44.42	$ 41.91	$ 42.05	$ 52.16	$ 43.63
Investment activities						
Net investment income[(1)]	0.24	0.41	0.39	0.51	0.34	0.45
Net realized and unrealized gain / loss	(1.38)	(4.32)	6.03	1.16	(8.32)	8.67
Total from investment activities	(1.14)	(3.91)	6.42	1.67	(7.98)	9.12
Distributions						
Net investment income	–	(0.42)	(0.25)	(0.53)	(0.38)	(0.45)
Net realized gain	–	(5.64)	(3.66)	(1.28)	(1.75)	(0.14)
Total distributions	–	(6.06)	(3.91)	(1.81)	(2.13)	(0.59)
NET ASSET VALUE						
End of period	**$ 33.31**	**$ 34.45**	**$ 44.42**	**$ 41.91**	**$ 42.05**	**$ 52.16**

Ratios/Supplemental Data

Total return[(2)]	**(3.31)%**	**(7.83)%**	**15.72%**	**4.01%**	**(15.10)%**	**20.96%**
Ratio of total expenses to average net assets	0.67%[(3)]	0.65%	0.66%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets	1.39%[(3)]	0.90%	0.87%	1.19%	0.68%	1.02%
Portfolio turnover rate	34.3%	61.9%	54.6%	37.5%	26.5%	26.7%
Net assets, end of period (in millions)	$ 3,274	$ 3,611	$ 4,338	$ 4,440	$ 4,535	$ 5,751

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 98.4%		
AGRICULTURE 4.5%		
Fertilizers & Agricultural Chemicals 4.5%		
CF Industries	307,000	19,734
Monsanto	254,500	27,127
Mosaic	411,100	19,260
Potash Corporation of Saskatchewan	1,479,068	45,807
Syngenta, ADR	418,700	34,170
Total Agriculture		146,098
CHEMICALS 11.6%		
Diversified Chemicals 0.2%		
Dow Chemical	160,400	8,208
		8,208
Specialty Chemicals 11.4%		
Air Products & Chemicals	116,500	15,941
Airgas	699,600	74,004
Ashland	267,400	32,596
Celanese, Series A	408,600	29,370
International Flavors & Fragrances	150,700	16,470
Johnson Matthey (GBP)	471,827	22,522
NewMarket	33,100	14,693
PolyOne	188,000	7,364
Praxair	292,800	35,004
RPM	1,296,900	63,509
Sherwin-Williams	94,400	25,962
Victrex (GBP)	1,179,024	35,754
		373,189
Total Chemicals		381,397

ENERGY INDUSTRIALS 10.2%

Construction Materials 2.9%		
Eagle Materials	187,900	14,342
Holcim (CHF)	209,410	15,455
Martin Marietta Materials	128,300	18,156
Vulcan Materials	570,700	47,899
		95,852
Industrial Machinery 5.4%		
Aalberts Industries (EUR)	575,055	17,079
Dover	337,700	23,700
Flowserve	1,054,100	55,509
Pentair	438,400	30,140
Sandvik (SEK)	1,712,797	18,936
Watts Water Technologies, Class A	282,171	14,630
Weir Group (GBP)	564,660	15,056
		175,050
Metal & Glass Containers 1.9%		
Ball	352,400	24,721
Berry Plastics (1)	744,300	24,115
Vidrala (EUR)	285,687	14,094
		62,930
Total Energy Industrials		333,832

ENERGY SERVICES & PROCESSORS 10.8%

Oil & Gas Drilling 1.4%		
Helmerich & Payne	240,700	16,950
Noble	993,400	15,288
Patterson-UTI Energy	734,300	13,816
		46,054

Oil & Gas Equipment & Services 8.7%

Aker Solutions (NOK)	2,300,772	12,912
Amec Foster Wheeler (GBP)	1,613,048	20,719
Baker Hughes	356,500	21,996
Cameron International (1)	507,300	26,567
Computer Modelling (CAD)	479,000	4,855
Exterran Holdings	674,000	22,006
Flotek Industries (1)	854,200	10,703
Halliburton	1,685,300	72,586
Helix Energy Solutions Group (1)	918,100	11,596
Newpark Resources (1)	782,000	6,358
Schlumberger	222,335	19,163
Superior Energy	675,900	14,221
Technip (EUR)	264,587	16,377
Tesco	722,500	7,875
US Silica Holdings	578,600	16,988
		284,922

Oil & Gas Refining & Marketing 0.7%

Marathon Petroleum	201,400	10,535
Murphy USA (1)	237,600	13,263
		23,798
Total Energy Services & Processors		354,774

EXPLORATION & PRODUCTION 28.7%

Non-U.S. Oil & Gas Exploration & Production 4.0%

Canadian International Oil, Acquisition Date: 7/14/14 Cost $7,407 (CAD) (1)(2)(3)	2,910,500	6,292
Canadian Natural Resources	1,768,800	48,041
Kelt Exploration (CAD) (1)	1,566,600	10,586
NuVista Energy (CAD) (1)	1,394,100	7,467
Oil Search (AUD)	687,852	3,784
Ophir Energy (GBP) (1)	6,438,496	11,452

Seven Generations Energy (CAD) (1)	1,897,746	24,797
Woodside Petroleum (AUD)	723,819	19,116
		131,535
U.S. Mixed Exploration & Production 5.0%		
California Resources	1,776,100	10,727
EQT	933,400	75,923
Range Resources	1,038,420	51,277
WPX Energy (1)	2,025,400	24,872
		162,799
U.S. Oil Exploration & Production 19.8%		
Anadarko Petroleum	881,100	68,779
Apache	890,200	51,302
Cimarex Energy	759,460	83,776
Concho Resources (1)	873,200	99,423
Continental Resources (1)	1,126,300	47,744
Diamondback Energy (1)	499,400	37,645
EOG Resources	638,132	55,868
Marathon Oil	813,800	21,598
Matador Resources (1)	1,071,453	26,786
PDC Energy (1)	224,757	12,056
Pioneer Natural Resources	746,000	103,463
SM Energy	371,171	17,118
Whiting Petroleum (1)	634,300	21,313
		646,871
Total Exploration & Production		941,205
INTEGRATEDS 10.5%		
Integrated Oil & Gas 10.5%		
BG Group (GBP)	2,044,642	34,038
Eni (EUR)	1,765,071	31,327
Exxon Mobil Corporation	798,500	66,435

OTHER 3.2%

Paper & Forest Products 3.2%

International Paper	305,078	14,519
MeadWestvaco	663,500	31,310
Schweitzer-Mauduit International	309,600	12,347
West Fraser Timber (CAD)	262,300	14,413
Weyerhaeuser, REIT	1,009,579	31,802
Total Other		104,391

UTILITIES 7.9%

Electric Utilities 1.8%

Exelon	724,800	22,773
FirstEnergy	695,000	22,622
PNM Resources	512,900	12,618
		58,013

Gas Utilities 1.2%

Atmos Energy	400,300	20,527
Infraestructura Energetica Nova (MXN)	4,146,987	20,475
		41,002

Multi-Utilities 4.5%

DTE Energy	163,500	12,204
GDF Suez (EUR)	889,095	16,494
National Grid (GBP)	2,525,997	32,434
NiSource	1,607,200	73,272
PG&E	242,900	11,926
		146,330

Water Utilities 0.4%

Western Water (1)(3)	2,259	–
Western Water, Warrants, 9/1/15 Acquisition Date: 10/16/09 – 8/24/11, Cost $0 (1)(2)(3)	12,766	–

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/15
Investment Income (Loss)	
Income	
Dividend	$ 35,804
Interest	302
Securities lending	175
Other	8
Total income	36,289
Expenses	
Investment management	9,584
Shareholder servicing	1,867
Prospectus and shareholder reports	70
Custody and accounting	142
Registration	49
Legal and audit	34
Directors	9
Miscellaneous	17
Total expenses	11,772
Net investment income	24,517
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	10,532
Foreign currency transactions	(363)
Net realized gain	10,169
Change in net unrealized gain / loss	
Securities	(145,347)
Other assets and liabilities denominated in foreign currencies	51
Change in net unrealized gain / loss	(145,296)
Net realized and unrealized gain / loss	(135,127)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (110,610)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $54,000 for the six months ended June 30, 2015.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period ended June 30. 2015, the fund realized $9,966,000 of net gain on 31,410,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2015, totaled $(472,000) for the six months ended June 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2015, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,199,643,000 and $1,388,762,000, respectively, for the six months ended June 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2014, the fund had $14,475,000 of available capital loss carryforwards.

At June 30, 2015, the cost of investments for federal income tax purposes was $3,029,311,000. Net unrealized gain aggregated $246,184,000 at period-end, of which $501,092,000 related to appreciated investments and $254,908,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $48,000 for Price Associates; $988,000 for T. Rowe Price Services, Inc.; and $117,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds and at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015